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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                      ------------------------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report: (Date of earliest event reported): January 31, 2000


                           PINNACLE GLOBAL GROUP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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          TEXAS                  0-30066                     76-0583569
(STATE OF INCORPORATION)  (COMMISSION FILE NUMBER) (IRS EMPLOYER IDENTIFICATION NO.)
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                           5599 SAN FELIPE, SUITE 555
                              HOUSTON, TEXAS 77056
              (ADDRESS OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                 (713) 993-4610
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On January 28, 2000, the shareholders of Pinnacle Global Group,, Inc. ("Pinnacle") approved the issuance of 7,125,220 shares of Pinnacle's common stock in the merger of Sanders Morris Mundy Inc., a Houston-based independently owned investment banking firm, with Harris Webb & Garrison, Pinnacle's wholly owned investment banking subsidiary. The merger was effective as of 11:59 p.m. January 31, 2000.

         In the merger, Sanders Morris Mundy Inc. was the surviving entity, became a wholly owned subsidiary of Pinnacle, and was renamed "Sanders Morris Harris Inc." In the merger, each Sanders Morris Mundy common share was converted into about 117.33 Pinnacle common shares. As a result of the merger, the former Sanders Morris Mundy shareholders received approximately 50% of Pinnacle's outstanding common shares, with Pinnacle's existing shareholders retaining the remaining 50% of the outstanding shares.

         A copy of the press release announcing the closing of the merger is filed as an exhibit to this Current Report on Form 8-K.

         Pinnacle's Definitive Proxy Statement on Schedule 14A dated and filed by Pinnacle with the Securities and Exchange Commission on December 6, 1999, and the Supplement to the Definitive Proxy Statement on Schedule 14A dated and filed by Pinnacle with the Securities and Exchange Commission on January 12, 2000, set forth detailed information regarding, among other things, the merger, Pinnacle, Sanders Morris Mundy Inc., the date and manner of the merger transaction, a description of the assets involved, the nature and amount of consideration paid by Pinnacle, the method used for determining the amount of such consideration, the nature of any material relationships among the parties, the nature of the business of Pinnacle and Sanders Morris Mundy Inc., the intended use of the assets acquired in the merger and recent developments involving both Pinnacle and Sander Morris Mundy Inc.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. The required financial statements have been previously filed in the Definitive Proxy Statement on Schedule 14A of Pinnacle dated December 6, 1999, and are hereby incorporated by reference.

                  (b) PRO FORMA FINANCIAL INFORMATION. The required pro forma financial information has been previously filed in the Definitive Proxy Statement on Schedule 14A of Pinnacle dated December 6, 1999, and is hereby incorporated by reference.



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                  (c)      EXHIBITS.

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                 EXHIBIT NO.                          EXHIBIT
                 -----------                          -------
                     2.1 Amended and Restated Agreement and Plan of Reorganization dated November 12, 1999, among Pinnacle, Harris Webb & Garrison, Inc. ("HWG"), Sanders Morris Mundy Inc.("SMM"), and the SMM shareholders (incorporated by reference to Appendix A to the Definitive Proxy Statement on Schedule 14A of Pinnacle dated December 6, 1999).

                     2.2 Amended and Restated Plan of Merger dated November 12, 1999, among Pinnacle, HWG and SMM (incorporated by reference to Appendix B to the Definitive Proxy Statement on
                                    Schedule 14A of Pinnacle dated December 6,
                                    1999).

                     23.1           Consent of PricewaterhouseCoopers LLP.

                     99.1           Press Release dated January 31, 2000.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         DATED this 4th day of February, 2000.


                                        PINNACLE GLOBAL GROUP, INC.



                                        By: /s/ ROBERT E. GARRISON II
                                           ------------------------------------
                                                  Robert E. Garrison II,
                                                  President and
                                                  Chief Executive Officer




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